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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 28, 2002
                         ------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                 BLACKROCK, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER: 001-15305
                                                ---------


                 DELAWARE                                    51-0380803
      ---------------------------                        --------------------
      (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                     Identification No.)

                                 345 Park Avenue
                               New York, NY 10154
                         ------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (212) 754-5560
                         ------------------------------
              (Registrant's telephone number, including area code)


                         _____________________________
          (Former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Ernst & Young LLP has been the independent auditor of BlackRock, Inc.'s ("BlackRock") consolidated financial statements. Ernst & Young LLP also provides internal audit services to BlackRock. Under rule amendments regarding auditor independence adopted by the Securities and Exchange Commission, beginning August 5, 2002, independent accountants will no longer be permitted to provide audit clients with certain non-audit services.

Accordingly, BlackRock has decided to have separate internal and independent audit providers commencing with fiscal 2002. BlackRock has engaged Deloitte & Touche LLP, effective February 28, 2002, as BlackRock's principal accountants to audit BlackRock's 2002 financial statements. These actions were recommended by the Audit Committee and approved by BlackRock's Board of Directors on February 28, 2002. Ernst & Young LLP will continue to perform various internal audit services for BlackRock.

     Ernst & Young LLP's reports on BlackRock's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and any subsequent interim period preceding February 28, 2002, (i) there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make a reference to the subject matter of the disagreement in connection with its reports in the financial statements for such years, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. BlackRock has provided Ernst & Young LLP with a copy of this report and has requested that Ernst & Young LLP furnish it with the letter described in Item 304(a)(3) of Regulation S-K. A copy of the letter from Ernst & Young LLP to the Securities and Exchange Commission described in Item 304(a)(3) of Regulation S-K is filed as Exhibit 16 hereto. Upon the completion of Ernst & Young LLP's audit of BlackRock's 2001 financial Statements, BlackRock will request that Ernst & Young LLP provide it with an updated letter described in
Item 304(a)(3) of Regulation S-K and will include such letter as an exhibit to BlackRock's Annual Report on Form 10-K for the year ended December 31, 2001.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)    Exhibits

          The Exhibit listed on the Exhibit Index on page 4 of this Form 8-K is filed herewith.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BlackRock, Inc.
                                                 (Registrant)

Date: February 28, 2002                          By: /s/ Paul L.  Audet
                                                     ---------------------------
                                                     Paul L. Audet
                                                     Managing Director and
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit 16 Letter from Ernst & Young LLP pursuant to Item 304(a)(3) of Regulation S-K